UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) the Securities Exchange Act of 1934

Date of Report: January 26, 2006
INSIGHT ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25092	86-0766246

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1305 West Auto Drive, Tempe, Arizona	85284

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(480) 902-1001
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On January 26, 2006, Insight Enterprises, Inc. announced by press release its results of operations for the three months and year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit
Number	Description

99.1	Press release dated January 26, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

Date: January 26, 2006	By: /s/ Stanley Laybourne

Stanley Laybourne
Executive Vice President,
Chief Financial Officer, Secretary
and Treasurer